Supplement dated November 6, 2000*
to the Prospectus dated May 1, 2000
of the American Express Platinum Variable AnnuitySM 43415 C (5/00)


Notice to all American Express Platinum Variable AnnuitySM contract holders:

Effective immediately, subaccount ECA investing in Wright Catholic Values Equity Investment Portfolio, subaccount EIB investing in Wright International Blue Chip Portfolio and subaccount EBC investing in Wright Selected Blue Chip Portfolio, are no longer available as investment options under American Express Platinum Variable Annuity.

If you have contract values that are invested in these subaccounts, you must transfer the values to other investment options available under the contract. If you do not transfer the values out of these subaccounts by December 1, 2000, any money remaining in these subaccounts will be transferred to the subaccount investing in AXPSM Variable Portfolio - Cash Management Fund.

Transfers involved in this transaction will not impact your other transfer options available under the contract.


























43415    (11/00)

* Valid until April 30, 2001.